SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    Form 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                December 20, 2002
                        (Date of earliest event reported)



                             BLACK HILLS CORPORATION
             (Exact name of Registrant as specified in its charter)

     South Dakota                      001-31303                  46-0458824
(State of Incorporation)         (Commission File No.)          (IRS Employer
                                                          Identification Number)




                                625 Ninth Street
                                 P. O. Box 1400
                         Rapid City, South Dakota 57709
                    (Address of principal executive offices)



                                 (605) 721-1700
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address if changed since last report)


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Item 5.           Other Information.

                  On December 20, 2002 Black Hills Corporation entered into employment agreements with Daniel P. Landguth, Chief Executive Officer and Everett E. Hoyt, President and Chief Operating Officer. Copies of the employment agreements are attached as exhibits to this Form 8-K.


Item 7.           Financial Statements and Exhibits.

                  (c)  Exhibits:

                    10.1 Employment  Agreement  dated  December 20, 2002, by and between Black Hills Corporation, as employer, and Daniel P. Landguth, as employee.

                    10.2 Employment  Agreement  dated  December 20, 2002, by and between Black Hills Corporation, as employer, and Everett E. Hoyt, as employee.

                    10.3 First Amendment to Agreement for  Supplemental  Pension
                         Benefit dated December 20, 2002, by and between Black Hills Corporation and its Subsidiary Companies and Everett E. Hoyt.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BLACK HILLS CORPORATION




                                            By:    /s/ Mark T. Thies
                                                   ___________________________
                                                   Mark T. Thies
                                                   Sr. Vice President
                                                   and Chief Financial Officer

Date:   December 23, 2002


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                                  Exhibit Index

Exhibit
Number       Description

10.1 Employment Agreement dated December 20, 2002, by and between Black Hills Corporation, as employer, and Daniel P. Landguth, as employee.

10.2 Employment Agreement dated December 20, 2002, by and between Black Hills Corporation, as employer, and Everett E. Hoyt, as employee.

10.3 First Amendment to Agreement for Supplemental Pension Benefit dated December 20, 2002, by and between Black Hills Corporation and its Subsidiary Companies and Everett E. Hoyt.


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